SUPPLEMENT DATED NOVEMBER 5, 1999

TO PROSPECTUS
DATED MAY 1, 1999
for
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES issued by
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY


At page 3, in the section titled "DEFINITIONS," the definition of Business Day is replaced with the following:

Business Day: Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the weekday immediately before and after Christmas Day
(in 1999), the weekday immediately before New Year's Day
(in 1999) and the weekday immediately after New Year's
Day (in 2000), and any day on which the Home Office is closed because of a weather-related or comparable type of emergency and is unable to segregate orders and redemption requests received on that day.